UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2018

NewMarket Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2018, NewMarket Corporation (the “Company”) held its 2018 Annual Meeting of Shareholders. The proposals listed below were submitted to a vote of shareholders, and are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 13, 2018. The results are as follows:

1.    The shareholders elected each of the Company’s seven nominees to serve on its Board of Directors for the ensuing year, as set forth below:

Director	Affirmative Votes	Votes Against	Abstentions	Broker Non- Votes
Phyllis L. Cothran	9,889,690	315,551	3,881	859,550
Mark M. Gambill	10,121,926	83,217	3,979	859,550
Bruce C. Gottwald	9,952,973	252,299	3,850	859,550
Thomas E. Gottwald	10,096,544	108,978	3,600	859,550
Patrick D. Hanley	10,083,169	92,664	33,289	859,550
H. Hiter Harris, III	9,948,073	257,017	4,032	859,550
James E. Rogers	10,112,418	92,725	3,979	859,550

2.    The shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Affirmative Votes	Votes Against	Abstentions
10,916,960	147,620	4,092

3.    The shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes
10,118,939	75,293	14,890	859,550

Item 8.01	Other Events.

On April 26, 2018 NewMarket Corporation (the “Company”) issued a press release reporting that the Company’s Board of Directors had declared a dividend of $1.75 per share of the Company’s common stock, payable on July 2, 2018 to the Company’s shareholders of record as of June 15, 2018. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release regarding the quarterly dividend issued by the Company on April 26, 2018.

Exhibit Index

Exhibit
No.	Description

99.1	Press release regarding the quarterly dividend issued by the Company on April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

April 26, 2018	By:	/s/ Brian D. Paliotti
	Name:	Brian D. Paliotti
	Title:	Vice President and Chief Financial Officer